SEMPRA ENERGY
Table F (Unaudited)

Income Statement Data by Business Unit

Three Months Ended December 31, 2005

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Financial	Consolidating Adjustments, Parent & Other	Total

Operating Revenues	$ 751	$ 1,526	$ 1,029	$ 668	$ 93	$ -	$ -	$ (73)	$ 3,994

Cost of Sales and Other Operating Expenses	542	1,348	678	463	91	11	-	(26)	3,107

Litigation Expense	9	11	(7)	25	1	1	-	170	210

Depreciation & Amortization	67	66	7	16	4	-	3	2	165

Gains on Sale of Assets, Net	-	-	(8)	-	-	-	-	-	(8)

Impairment Losses	2	-	-	66	-	-	2	1	71

Operating Income	131	101	359	98	(3)	(12)	(5)	(220)	449

Other Income, Net	9	1	-	11	4	1	1	-	27

Income before Interest & Taxes (1)	140	102	359	109	1	(11)	(4)	(220)	476

Net Interest Expense (2)	18	12	15	5	(1)	1	1	19	70

Income Tax Expense/(Benefit)	50	42	100	43	(1)	(2)	(9)	(165)	58

Equity in Income of Certain Unconsolidated Subsidiaries	-	-	-	-	13	-	-	-	13

Discontinued Operations	-	-	-	-	-	-	-	(6)	(6)

Net Income	$ 72	$ 48	$ 244	$ 61	$ 16	$ (10)	$ 4	$ (80)	$ 355

Three Months Ended December 31, 2004

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Financial	Consolidating Adjustments, Parent & Other	Total

Operating Revenues	$ 608	$ 1,176	$ 664	$ 488	$ 69	$ -	$ -	$ (99)	$ 2,906

Cost of Sales and Other Operating Expenses	442	1,027	395	413	62	14	1	(71)	2,283

Litigation Expense	19	41	4	17	-	-	-	45	126

Depreciation & Amortization	56	30	7	12	3	-	10	2	120

Gains on Sale of Assets, Net	(1)	-	-	-	-	-	-	-	(1)

Impairment Losses (Adjustments)	(6)	2	-	-	-	-	5	-	1

Operating Income	98	76	258	46	4	(14)	(16)	(75)	377

Other Income, Net	7	12	-	5	(2)	-	(1)	10	31

Income before Interest & Taxes (1)	105	88	258	51	2	(14)	(17)	(65)	408

Net Interest Expense (2)	17	9	8	8	(1)	-	2	37	80

Income Tax Expense/(Benefit)	20	21	79	24	(12)	(6)	(29)	(95)	2

Equity in Income of Certain Unconsolidated Subsidiaries	-	-	-	-	13	-	-	-	13

Discontinued Operations	-	-	-	-	-	-	-	7	7

Net Income	$ 68	$ 58	$ 171	$ 19	$ 28	$ (8)	$ 10	$ -	$ 346

(1) Management believes "Income before Interest & Taxes" (Operating Income plus Other Income, Net) is a useful measurement of our business units' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income taxes, neither of which is directly relevant to the efficiency of those operations.

(2) Net Interest Expense includes Interest Income, Interest Expense and Preferred Dividends of Subsidiaries.

SEMPRA ENERGY
Table F (Unaudited) (continued)

Income Statement Data by Business Unit

Year Ended December 31, 2005

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Financial	Consolidating Adjustments, Parent & Other	Total

Operating Revenues	$ 2,512	$ 4,617	$ 2,724	$ 1,921	$ 329	$ -	$ -	$ (366)	$ 11,737

Cost of Sales and Other Operating Expenses	1,802	3,905	2,077	1,486	308	34	2	(158)	9,456

Litigation Expense	52	99	38	43	2	1	-	316	551

Depreciation & Amortization	264	264	28	57	14	-	10	9	646

Gains on Sale of Assets, Net	(1)	-	(106)	-	(4)	-	-	(1)	(112)

Impairment Losses	2	2	-	66	6	-	7	2	85

Operating Income	393	347	687	269	3	(35)	(19)	(534)	1,111

Other Income, Net	14	(2)	-	26	7	1	(8)	13	51

Income before Interest & Taxes (1)	407	345	687	295	10	(34)	(27)	(521)	1,162

Net Interest Expense (2)	56	37	35	20	(2)	2	6	92	246

Income Tax Expense/(Benefit)	89	97	192	111	3	(11)	(56)	(383)	42

Equity in Income of Certain Unconsolidated Subsidiaries	-	-	-	-	55	-	-	-	55

Discontinued Operations	-	-	-	-	-	-	-	(9)	(9)

Net Income	$ 262	$ 211	$ 460	$ 164	$ 64	$ (25)	$ 23	$ (239)	$ 920

Year Ended December 31, 2004

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Financial	Consolidating Adjustments, Parent & Other	Total

Operating Revenues	$ 2,274	$ 3,997	$ 1,689	$ 1,662	$ 269	$ -	$ -	$ (457)	$ 9,434

Cost of Sales and Other Operating Expenses	1,610	3,305	1,153	1,338	252	26	3	(298)	7,389

Litigation Expense	19	41	17	29	-	-	-	44	150

Depreciation & Amortization	259	255	23	44	14	-	17	9	621

Gains on Sale of Assets, Net	(1)	(15)	-	-	-	-	-	1	(15)

Impairment Losses (Adjustments)	(6)	2	-	-	-	-	12	-	8

Operating Income	393	409	496	251	3	(26)	(32)	(213)	1,281

Other Income, Net	11	13	-	4	3	13	(20)	9	33

Income before Interest & Taxes (1)	404	422	496	255	6	(13)	(52)	(204)	1,314

Net Interest Expense (2)	48	36	15	27	-	-	8	129	263

Income Tax Expense/(Benefit)	148	154	161	91	5	(5)	(96)	(265)	193

Equity in Income of Certain Unconsolidated Subsidiaries	-	-	-	-	62	-	-	-	62

Discontinued Operations	-	-	-	-	-	-	-	(25)	(25)

Net Income	$ 208	$ 232	$ 320	$ 137	$ 63	$ (8)	$ 36	$ (93)	$ 895

(1) Management believes "Income before Interest & Taxes" (Operating Income plus Other Income, Net) is a useful measurement of our business units' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income taxes, neither of which is directly relevant to the efficiency of those operations.

(2) Net Interest Expense includes Interest Income, Interest Expense and Preferred Dividends of Subsidiaries.